O 419 P-1
O 419 PA-1
                        SUPPLEMENT DATED JANUARY 8, 2002
                              TO THE PROSPECTUS OF
                        TEMPLETON GLOBAL INVESTMENT TRUST
                     (TEMPLETON INTERNATIONAL (EX EM) FUND)
                       CLASS A, CLASS C AND ADVISOR CLASS
                              DATED AUGUST 1, 2001

The prospectus is amended as follows:

I. The "Management" section on page 10 is replaced with the following:
       MANAGEMENT
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       Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau,
       Bahamas, is the Fund's investment manager. Together, Global Advisors and its affiliates manage over $266 billion in assets.

       The Fund's lead portfolio manager is:

       LISA F. MYERS, PORTFOLIO MANAGER OF GLOBAL ADVISORS
       Ms. Myers has been a manager of the Fund since January 2002. She joined Franklin Templeton Investments in 1996. Previously, she was an attorney with Wilkie, Farr & Gallagher.

       The following individual has secondary portfolio management responsibilities:
       JEFFREY A. EVERETT, CFA, PRESIDENT AND DIRECTOR OF GLOBAL ADVISORS
       Mr. Everett has been a manager of the Fund since 1996. He joined Franklin Templeton Investments in 1989.
       The Fund pays Global Advisors a fee for managing the Fund's assets. For the fiscal year ended March 31, 2001, the Fund paid 0.75% of its average daily net assets to the manager for its services.

               Please keep this supplement for future reference.
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